WEITZ FUNDS
(the “Trust”)

Value Fund (WVALX)

Partners Value Fund (WPVLX)

Partners III Opportunity Fund
Institutional Class (WPOPX)
Investor Class (WPOIX)

Research Fund (WRESX)

Hickory Fund (WEHIX)

Balanced Fund (WBALX)

Short-Intermediate Income Fund
Institutional Class (WEFIX)
Investor Class (WSHNX)

Nebraska Tax-Free Income Fund (WNTFX)

Government Money Market Fund (WGMXX)

Supplement dated August 22, 2012
to the Statement of Additional Information dated August 1, 2012

Retirement of Richard D. Holland from the Board of Trustees

Richard D. Holland has recently retired from the Board of Trustees of the Trust.  Accordingly, all references to Mr. Holland as a current member of the Board of Trustees are deemed to be removed from the Statement of Additional Information.

Investors should retain this supplement for future reference.